UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2023

Central Index Key Number of the issuing entity: 0001984262

BANK 2023-BNK46

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-257991-07	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement

On August 10, 2023, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) created BANK 2023-BNK46 (the “Issuing Entity”) and caused the issuance of the BANK 2023-BNK46, Commercial Mortgage Pass-Through Certificates, Series 2023-BNK46 (the “Certificates”) and the VRR Interest, pursuant to a Pooling and Servicing Agreement, dated and effective as of August 1, 2023 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association (“WFB”), as general master servicer, LNR Partners, LLC (“LNR”), as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, N.A. (“CTCNA”), as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC (“Park Bridge”), as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “CX – 250 Water Street” on Exhibit B to the Pooling and Servicing Agreement (the “CX – 250 Water Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “CX – 250 Water Street Whole Loan”) that includes the CX – 250 Water Street Mortgage Loan and other pari passu loans, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the CX – 250 Water Street Mortgage Loan is to be serviced and administered (i) until the securitization of the related Servicing Shift Lead Note, under the pooling and servicing agreement, dated and effective as of February 1, 2023, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, WFB, as master servicer, LNR, as special servicer, CTCNA, as certificate administrator and as trustee, and Park Bridge, as operating advisor and as asset representations reviewer, relating to BANK 2023-BNK45, and (ii) from and after the securitization of the related Servicing Shift Lead Note, under the pooling and servicing agreement entered into in connection with that securitization.

On December 21, 2023, the Servicing Shift Lead Note related to the CX – 250 Water Street Mortgage Loan was securitized pursuant to the MSWF Commercial Mortgage Trust 2023-2 securitization transaction. As of such date, the CX – 250 Water Street Mortgage Loan is being serviced and administered under the Pooling and Servicing Agreement, dated as of December 1, 2023 (the “MSWF 2023-2 Pooling and Servicing Agreement”), between the Registrant, as depositor, WFB, as master servicer, Argentic Services Company LP (“ASC”), as special servicer, CTCNA, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer. The MSWF 2023-2 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the MSWF 2023-2 Pooling and Servicing Agreement applicable to the servicing of the CX – 250 Water Street Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on August 10, 2023 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer (WFB) will accrue at a rate of 0.00250% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the CX – 250 Water Street Mortgage Loan);
•	The special servicing fee payable to the related Non-Serviced Special Servicer (ASC) with respect to the CX – 250 Water Street Mortgage Loan if it is a specially serviced loan thereunder will accrue at a rate equal to the greater of (i) a per annum rate of 0.25000% and (ii) the per annum rate that would result in a Special Servicing Fee for the related month of $3,500;
•	The workout fee payable to the related Non-Serviced Special Servicer with respect to the CX – 250 Water Street Mortgage Loan if it is a corrected loan thereunder will accrue at a rate equal to 0.50%; provided that after receipt by the Non-Serviced Special Servicer of workout fees with respect to the

CX – 250 Water Street Whole Loan in an amount equal to $25,000, any workout fees in excess of such amount will be reduced by the Excess Modification Fee Amount received by the Non-Serviced Special Servicer; provided, further, however, that the workout fee for the CX – 250 Water Street Whole Loan is subject to a minimum of $25,000;

•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to CX – 250 Water Street Mortgage Loan will accrue at a rate equal to 0.50%, subject to a minimum liquidation fee of $25,000 for the CX – 250 Water Street Whole Loan;
•	The MSWF 2023-2 Pooling and Servicing Agreement provides for a single “risk retention consultation party” with certain consultation rights in relation to material servicing actions; and
•	The powers and duties of the Non-Serviced Operating Advisor under the MSWF 2023-2 Pooling and Servicing Agreement differ in certain respects from those of the operating advisor under the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Fashion Valley Mall” on Exhibit B to the Pooling and Servicing Agreement (“Fashion Valley Mall Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Fashion Valley Mall Whole Loan”) that includes the Fashion Valley Mall Mortgage Loan and other pari passu loans, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement is to be serviced and administered (i) until the securitization of the related Servicing Shift Lead Note, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related Servicing Shift Lead Note, under the pooling and servicing agreement entered into in connection with that securitization.

On December 21, 2023, the Servicing Shift Lead Note related to the Fashion Valley Mall Mortgage Loan was securitized pursuant to the Benchmark 2023-B40 Mortgage Trust securitization transaction. As of such date, the Fashion Valley Mall Mortgage Loan is being serviced and administered under the Pooling and Servicing Agreement, dated as of December 1, 2023 (the “Benchmark 2023-B40 Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as master servicer, LNR, as special servicer, CTCNA, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Benchmark 2023-B40 Pooling and Servicing Agreement is attached hereto as Exhibit 99.2.

The terms and conditions of the Benchmark 2023-B40 Pooling and Servicing Agreement applicable to the servicing of the Fashion Valley Mall Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus, however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer (Midland) will accrue at a rate of 0.00125% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Fashion Valley Mall Mortgage Loan);
•	The special servicing fee payable to the related Non-Serviced Special Servicer (LNR) with respect to the Fashion Valley Mall Mortgage Loan if it is a specially serviced loan thereunder will accrue at a rate equal to 0.2500% per annum, subject to a monthly minimum servicing fee for the Fashion Valley Mall Whole Loan of $5,000;
•	The workout fee payable to the related Non-Serviced Special Servicer with respect to the Fashion Valley Mall Mortgage Loan if it is a corrected loan thereunder will accrue at a rate equal to 1.00%, subject to minimum and maximum workout fees of $25,000 and $1,000,000 for the Fashion Valley Mall Whole Loan;

•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the Fashion Valley Mall Mortgage Loan will accrue at a rate equal to 1.00%, subject to minimum and maximum liquidation fees of $25,000 and $1,000,000 for the Fashion Valley Mall Whole Loan;
•	The powers and duties of the Non-Serviced Operating Advisor under the Benchmark 2023-B40 Pooling and Servicing Agreement differ in certain respects from those of the operating advisor under the Pooling and Servicing Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

99.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
99.2	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President and Chief Executive Officer

Dated: December 22, 2023

Exhibit Index

Exhibit No.	Description

99.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
99.2	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.